RESTRICTED STOCK UNIT AGREEMENT
PURSUANT TO THE
CARVANA CO. 2017 OMNIBUS INCENTIVE PLAN

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Participant: ________________

Grant Date: _________________

Number of Restricted Stock Units Granted: _______

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THIS RESTRICTED STOCK UNIT AWARD AGREEMENT (this “Agreement”), dated as of the Grant Date specified above, is entered into by and between Carvana Co., a corporation organized in the State of Delaware (the “Company”), and the Participant specified above, pursuant to the Carvana Co. 2017 Omnibus Incentive Plan, as in effect and as amended from time to time (the “Plan”), which is administered by the Committee; and

WHEREAS, it has been determined under the Plan that it would be in the best interests of the Company to grant the Restricted Stock Units (“RSUs”) provided herein to the Participant.

NOW, THEREFORE, in consideration of the mutual covenants and promises hereinafter set forth and for other good and valuable consideration, the parties hereto hereby mutually covenant and agree as follows:

1. Incorporation By Reference; Plan Document Receipt. This Agreement is subject in all respects to the terms and provisions of the Plan (including, without limitation, any amendments thereto adopted at any time and from time to time unless such amendments are expressly intended not to apply to the Award provided hereunder), all of which terms and provisions are made a part of and incorporated in this Agreement as if they were each expressly set forth herein. Any capitalized term not defined in this Agreement shall have the same meaning as is ascribed thereto in the Plan. The Participant hereby acknowledges receipt of a true copy of the Plan and that the Participant has read the Plan carefully and fully understands its content. In the event of any conflict between the terms of this Agreement and the terms of the Plan, the terms of the Plan shall control.

2. Grant of Restricted Stock Unit Award. The Company hereby grants to the Participant, as of the Grant Date specified above, the number of RSUs specified above. Except as otherwise provided by the Plan, the Participant agrees and understands that nothing contained in this Agreement provides, or is intended to provide, the Participant with any protection against potential future dilution of the Participant’s interest in the Company for any reason, and no adjustments shall be made for dividends in cash or other property, distributions or other rights in respect of the shares of Common Stock underlying the RSUs, except as otherwise specifically provided for in the Plan or this Agreement.

3. Vesting.

(a) Vesting Schedule. Subject to the provisions of Sections 3(b) and 3(d) hereof, [__]% of the RSUs subject to this grant shall become vested on each of the following dates, [DATES], provided that the Participant has not incurred a Termination prior to each such vesting date. There shall be no proportionate or partial vesting in the periods prior to each vesting date and all vesting shall occur only on the appropriate vesting date, subject to the Participant’s continued service with the Company or any of its Subsidiaries on each applicable vesting date.

(b) Committee Discretion to Accelerate Vesting. Notwithstanding the foregoing, the Committee may, in its sole discretion, provide for accelerated vesting of the RSUs at any time and for any reason.

(c) Forfeiture. Subject to the Committee’s discretion to accelerate vesting hereunder, all unvested RSUs shall be immediately forfeited upon the Participant’s Termination for any reason.

(d) Double Trigger Vesting. Notwithstanding any other provision in this Agreement or the Plan, and except as otherwise provided in the applicable Change in Control transaction documents, in the event that the Participant incurs an involuntary Termination without Cause within twenty-four (24) months following a Change in Control, the unvested RSUs granted hereunder shall become fully vested and all restrictions on such RSUs shall lapse as of the date of the Participant’s involuntary Termination without Cause. Nothing in this Section 3(d) or any other provision of this Agreement is intended to provide the Participant with any right to consent to or object to any transaction that might result in a Change in Control and each provision of this Agreement shall be interpreted in a manner consistent with this intent.

4. Delivery of Shares.

(a) General. Subject to the provisions of Sections 4(b) and 4(c) hereof, within thirty (30) days following the vesting of the RSUs, the Participant shall receive the number of shares of Common Stock that correspond to the number of RSUs that have become vested on the applicable vesting date.

(b) Blackout Periods. If the Participant is subject to any Company “blackout” policy or other trading restriction imposed by the Company on the date such distribution would otherwise be made pursuant to Section 4(a) hereof, such distribution may be instead made on the earlier of (i) the date that the Participant is not subject to any such policy or restriction and (ii) the later of (A) the end of the calendar year in which such distribution would otherwise have been made and (B) a date that is immediately prior to the expiration of two and one-half months following the date such distribution would otherwise have been made hereunder.

(c) Deferrals. If permitted by the Company, the Participant may elect, subject to the terms and conditions of the Plan and any other applicable written plan or procedure adopted by the Company from time to time for purposes of such election, to defer the distribution of all or any portion of the shares of Common Stock that would otherwise be distributed to the Participant hereunder (the “Deferred Shares”), consistent with the requirements of Section 409A of the Code. Upon the vesting of RSUs that have been so deferred, the applicable number of Deferred Shares shall be credited to a bookkeeping account established on the Participant’s behalf (the “Account”). The number of shares of Common Stock equal to the number of Deferred Shares credited to the Participant’s Account shall be distributed to the Participant in accordance with the terms and conditions of the Plan and the other applicable written plans or procedures of the Company, consistent with the requirements of Section 409A of the Code.

5. Dividends; Rights as Stockholder. The Participant shall not be entitled to receive, currently or on a deferred basis, dividends or dividend equivalents in respect of the number of shares of Common Stock covered by any RSU unless and until the Participant has become the holder of record of such shares. Further, the Participant shall have no rights as a stockholder with respect to any shares of Common Stock covered by any RSU unless and until the Participant has become the holder of record of such shares.

6. Non-Transferability. No portion of the RSUs may be sold, assigned, transferred, encumbered, hypothecated or pledged by the Participant, other than to the Company as a result of forfeiture of the RSUs as provided herein, unless and until payment is made in respect of vested RSUs in accordance with the provisions hereof and the Participant has become the holder of record of the vested shares of Common Stock issuable hereunder.

7. Governing Law. All questions concerning the construction, validity and interpretation of this Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, without regard to the choice of law principles thereof.

8. Withholding of Tax. The Company shall have the power and the right to deduct or withhold, or require the Participant to remit to the Company, an amount sufficient to satisfy any federal, state, local and foreign taxes of any kind (including, but not limited to, the Participant’s FICA and SDI obligations) which the Company, in its sole discretion, deems necessary to be withheld or remitted to comply with the Code and/or any other applicable law, rule or regulation with respect to the RSUs and, if the Participant fails to do so, the Company may otherwise refuse to issue or transfer any shares of Common Stock otherwise required to be issued pursuant to this Agreement. Any such withholding obligation with regard to the Participant may, at the Company’s discretion, be satisfied by reducing the amount of shares of Common Stock otherwise deliverable to the Participant hereunder.

9. Legend. The Company may at any time place legends referencing any applicable federal, state or foreign securities law restrictions on all certificates representing shares of Common Stock issued pursuant to this Agreement. The Participant shall, at the request of the Company, promptly present to the Company any and all certificates representing shares of Common Stock acquired pursuant to this Agreement in the possession of the Participant in order to carry out the provisions of this Section 9.

10. Securities Representations. This Agreement is being entered into by the Company in reliance upon the following express representations and warranties of the Participant. The Participant hereby acknowledges, represents and warrants that:

(a) The Participant has been advised that the Participant may be an “affiliate” within the meaning of Rule 144 under the Securities Act and in this connection the Company is relying in part on the Participant’s representations set forth in this Section 10.

(b) If the Participant is deemed an affiliate within the meaning of Rule 144 of the Securities Act, the shares of Common Stock issuable hereunder must be held indefinitely unless an exemption from any applicable resale restrictions is available or the Company files an additional registration statement (or a “re-offer prospectus”) with regard to such shares of Common Stock and the Company is under no obligation to register such shares of Common Stock (or to file a “re-offer prospectus”).

(c) If the Participant is deemed an affiliate within the meaning of Rule 144 of the Securities Act, the Participant understands that (i) the exemption from registration under Rule 144 will not be available unless (A) a public trading market then exists for the Common Stock of the Company, (B) adequate information concerning the Company is then available to the public, and (C) other terms and conditions of Rule 144 or any exemption therefrom are complied with, and (ii) any sale of the shares of Common Stock issuable hereunder may be made only in limited amounts in accordance with the terms and conditions of Rule 144 or any exemption therefrom.

11. Acceptance. The award of RSUs pursuant to this Agreement must be accepted by the Participant within a period of 60 days after the Grant Date by executing this agreement in accordance with Section 19 hereof. Subject to the Committee’s discretion, if the award is not accepted within this time period, all RSUs purported to be granted hereunder will be immediately forfeited.

12. Entire Agreement; Amendment. This Agreement, together with the Plan, contains the entire agreement between the parties hereto with respect to the subject matter contained herein, and supersedes all prior agreements or prior understandings, whether written or oral, between the parties relating to such subject matter. The Committee shall have the right, in its sole discretion, to modify or amend this Agreement from time to time in accordance with and as provided in the Plan. This Agreement may also be modified or amended by a writing signed by both the Company and the Participant. The Company shall give written notice to the Participant of any such modification or amendment of this Agreement as soon as practicable after the adoption thereof.

13. Notices. Any notice hereunder by the Participant shall be given to the Company in writing and such notice shall be deemed duly given only upon receipt thereof by the General Counsel of the Company. Any notice hereunder by the Company shall be given to the Participant in writing and such notice shall be deemed duly given only upon receipt thereof at such physical address or e-mail address as the Participant may have on file with the Company.

14. No Right to Employment. Any questions as to whether and when there has been a Termination and the cause of such Termination shall be determined in the sole discretion of the Committee. Nothing in this Agreement shall interfere with or limit in any way the right of the Company, its Subsidiaries or its Affiliates to terminate the Participant’s employment or service at any time, for any reason and with or without Cause.

15. Transfer of Personal Data. The Participant authorizes, agrees and unambiguously consents to the transmission by the Company (or any Subsidiary) of any personal data information related to the RSUs awarded under this Agreement for legitimate business purposes (including, without limitation, the administration of the Plan). This authorization and consent is freely given by the Participant.

16. Compliance with Laws. The grant of RSUs and the issuance of shares of Common Stock hereunder shall be subject to, and shall comply with, any applicable requirements of any foreign and U.S. federal and state securities laws, rules and regulations (including, without limitation, the provisions of the Securities Act, the Exchange Act and in each case any respective rules and regulations promulgated thereunder) and any other law, rule regulation or exchange requirement applicable thereto. The Company shall not be obligated to issue the RSUs or any shares of Common Stock pursuant to this Agreement if any such issuance would violate any such requirements. As a condition to the settlement of the RSUs, the Company may require the Participant to satisfy any qualifications that may be necessary or appropriate to evidence compliance with any applicable law or regulation.

17. Binding Agreement; Assignment. This Agreement shall inure to the benefit of, be binding upon, and be enforceable by the Company and its successors and assigns. The Participant shall not assign (except in accordance with Section 6 hereof) any part of this Agreement without the prior express written consent of the Company.

18. Headings. The titles and headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be a part of this Agreement.

19. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same instrument; provided, however, that the Participant may be required to execute this Agreement through the electronic acceptance process provided by the Company or its designee.

20. Further Assurances. Each party hereto shall do and perform (or shall cause to be done and performed) all such further acts and shall execute and deliver all such other agreements, certificates, instruments and documents as either party hereto reasonably may request in order to carry out the intent and accomplish the purposes of this Agreement and the Plan and the consummation of the transactions contemplated thereunder.

21. Severability. The invalidity or unenforceability of any provisions of this Agreement in any jurisdiction shall not affect the validity, legality or enforceability of the remainder of this Agreement in such jurisdiction or the validity, legality or enforceability of any provision of this Agreement in any other jurisdiction, it being intended that all rights and obligations of the parties hereunder shall be enforceable to the fullest extent permitted by law.

22. Acquired Rights. The Participant acknowledges and agrees that: (a) the Company may terminate or amend the Plan at any time; (b) the Award of RSUs made under this Agreement is completely independent of any other award or grant and is made at the sole discretion of the Company; (c) no past grants or awards (including, without limitation, the RSUs awarded hereunder) give the Participant any right to any grants or awards in the future whatsoever; and (d) any benefits granted under this Agreement are not part of the Participant’s ordinary salary, and shall not be considered as part of such salary in the event of severance, redundancy or resignation.

23. Additional Agreements. As further consideration for the award of RSUs made under this Agreement, Participant agrees to be bound by the additional covenants and agreements attached hereto as Exhibit A, which is incorporated into this Agreement by reference.

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

CARVANA CO.

By:
Name:
Title:

PARTICIPANT

Name:

Exhibit A

(a) Confidentiality. During the course of Participant's service for the Company or any of its Subsidiaries (collectively, the “Carvana Companies” and individually a “Carvana Company”), Participant will have access to Confidential Information. For purposes of this Agreement, “Confidential Information” means all data, information, ideas, concepts, discoveries, trade secrets, inventions (whether or not patentable or reduced to practice), innovations, improvements, know-how, developments, techniques, methods, processes, treatments, drawings, sketches, specifications, designs, plans, patterns, models, plans and strategies, and all other confidential or proprietary information or trade secrets in any form or medium (whether merely remembered or embodied in a tangible or intangible form or medium) whether now or hereafter existing, relating to or arising from the past, current or potential business, activities and/or operations of the Carvana Companies (or any of their respective predecessors, successors or permitted assigns), including, without limitation, any such information relating to or concerning finances, sales, marketing, advertising, transition, promotions, pricing, personnel, customers, suppliers, vendors, partners and/or competitors. Participant shall not, directly or indirectly, use, make available, sell, disclose or otherwise communicate to any person, other than in the course of Participant's assigned duties and for the benefit of the Carvana Companies, either during the period of Participant’s employment or service or at any time thereafter, any Confidential Information or other confidential or proprietary information received from third parties subject to a duty on the subject Carvana Company’s part to maintain the confidentiality of such information, and to use such information only for certain limited purposes strictly for the benefit of the Carvana Companies. The foregoing shall not apply to information that (i) was known to the public prior to its disclosure to Participant; (ii) becomes generally known to the public subsequent to disclosure to Participant through no wrongful act of either Participant or any of Participant’s representatives or affiliates; or (iii) Participant is required to disclose by applicable law, regulation or legal process (provided that, subject to paragraph (k) below, Participant provides the Company with prior notice of the contemplated disclosure and cooperate with the Company (or another Carvana Company) at its expense in seeking a protective order or other appropriate protection of such information).

(b) Reserved.

(c) Nonsolicitation; Noninterference.

(i) During Participant’s service for any Carvana Company and for a period of twelve (12) months after any Termination, Participant shall not individually or on behalf of any other Person, solicit, aid or induce any Person that is, or was during or the twelve-month period immediately prior to Participant’s Termination for any reason, a customer, supplier or other business relation of any Carvana Company, to cease, reduce or suspend doing business with any Carvana Company or hire or retain any such customer, supplier or other business relation or take any action to materially assist or aid any other Person in identifying, hiring or soliciting any such customer, supplier or other business relation.

(ii) During Participant’s service for any Carvana Company and for a period of twelve (12) months after any Termination, Participant shall not, directly or indirectly, individually or on behalf of any other Person, solicit, aid or induce any advisor, consultant, employee, representative or agent of any Carvana Company to leave such employment or retention or to accept employment with or render services to or with any other Person unaffiliated with the Carvana Companies or hire or retain any such advisor, consultant, employee, representative or agent, or take any action to materially assist or aid any other Person in identifying, hiring or soliciting any such employee, representative or agent. Any person described in this paragraph (c)(ii) shall be deemed covered by this paragraph (c)(ii) while so employed or retained and for a period of twelve (12) months thereafter.

(d) Nondisparagement. Participant agrees not to make negative comments or otherwise disparage any of the Carvana Companies or any of their respective partners, members, officers, directors, managers, employees, shareholders, agents or products other than in the good faith performance of Participant’s duties to the Carvana Companies during Participant’s service for any Carvana Company. The foregoing shall not be violated by truthful statements in response to legal process, required governmental testimony or filings, or administrative or arbitral proceedings (including, without limitation, depositions in connection with such proceedings).

(e) Reserved.

(f) Return of Property. On Participant’s Termination for any reason (or at any time prior thereto at the request of any Carvana Company), Participant shall return to the applicable Carvana Company all Confidential Information or other property belonging to such Carvana Company or any of its Affiliates (including, but not limited to, any Carvana Company-provided laptops, computers, cell phones, wireless electronic mail devices or other equipment, or documents and property belonging to any Carvana Company).

(g) Reasonableness of Covenants. In signing this Agreement, Participant gives the Company assurance that Participant has carefully read and considered all of the terms and conditions of this Agreement, including the restraints imposed under this Exhibit A. Participant agrees that these restraints are necessary for the reasonable and proper protection of the Carvana Companies and their Affiliates and their trade secrets and confidential information and that each and every one of the restraints is reasonable in respect to subject matter, length of time and geographic area, and that these restraints, individually or in the aggregate, will not prevent Participant from obtaining other suitable employment during the period in which Participant is bound by the restraints. Participant acknowledges that each of these covenants has a unique, very substantial and immeasurable value to the Carvana Companies and their Affiliates and that Participant has sufficient assets and skills to provide a livelihood while such covenants remain in force. Participant further covenants that Participant will not challenge the reasonableness or enforceability of any of the covenants set forth in this Exhibit A, and that Participant will reimburse the Carvana Companies for all costs (including reasonable attorneys’ fees) incurred in connection with any action to enforce any of the provisions of this Exhibit A if either any Carvana Company or any of their Affiliates prevails on any material issue involved in such dispute or if Participant challenge the reasonableness or enforceability of any of the provisions of this Exhibit A. It is also agreed that each Carvana Company and its Affiliates will have the right to enforce all of Participant’s obligations to such Person under this Agreement and shall be third party beneficiaries hereunder, including without limitation pursuant to this Exhibit A.

(h) Reformation. If it is determined by a court of competent jurisdiction in any state that any restriction in this Exhibit A is excessive in duration or scope or is unreasonable or unenforceable under applicable law, it is the intention of the parties that such restriction may be modified or amended by the court to render it enforceable to the maximum extent permitted by the laws of that state.

(i) Tolling. In the event of any violation of the provisions of this Exhibit A, Participant acknowledge and agree that the post-termination restrictions contained in this Exhibit A shall be extended by a period of time equal to the period of such violation, it being the intention of the parties hereto that the running of the applicable post-termination restriction period shall be tolled during any period of such violation.

(j) Equitable Relief and Other Remedies. Participant acknowledges and agrees that the remedies at law of the Company and each of the third-party beneficiaries of this Exhibit A for a breach or threatened breach of any of the provisions of Exhibit A hereof would be inadequate and, in recognition of this fact, Participant agrees that, in the event of such a breach or threatened breach, in addition to any remedies at law, the Company (or any such third-party beneficiary), shall be entitled to obtain equitable relief in the form of specific performance, a temporary restraining order, a temporary or permanent injunction or any other equitable remedy which may then be available, without the necessity of showing actual monetary damages or the posting of a bond or other security.

(k) Protected Rights. Participant understands that nothing in this Agreement limits Participant’s ability to file a charge or complaint with the Equal Employment Opportunity Commission, the National Labor Relations Board, the Occupational Safety and Health Administration, the Securities and Exchange Commission or any other federal, state or local governmental agency or commission ("Government Agencies"). Participant further understands that nothing in this Agreement limits (1) Participant’s ability to communicate with any Government Agency or otherwise participate in any investigation or proceeding that may be conducted by any Government Agency, including providing documents or other information, without notice to the Company, or (2) Participant’s right to receive an award for information provided to any Government Agency. In addition, 18 U.S.C. § 1833(b) provides: "An individual shall not be held criminally or civilly liable under any Federal or State trade secret law for the disclosure of a trade secret that (A) is made (i) in confidence to a Federal, State, or local government official, either directly or indirectly, or to an attorney; and (ii) solely for the purpose of reporting or investigating a suspected violation of law; or (B) is made in a complaint or other document filed in a lawsuit or other proceeding, if such filing is made under seal.” Nothing in this Agreement is intended to conflict with 18 U.S.C. §

1833(b) or create liability for disclosures of trade secrets that are expressly allowed by 18 U.S.C. § 1833(b). Accordingly, the parties to this have the right to disclose in confidence trade secrets to Government Agencies, or to an attorney, for the sole purpose of reporting or investigating a suspected violation of law. The parties also have the right to disclose trade secrets in a document filed in a lawsuit or other proceeding, but only if the filing is made under seal and protected from public disclosure.